                                                                   EXHIBIT 10.63


                       SECOND AMENDMENT AND WAIVER UNDER
                       ---------------------------------
                      NOTE AND WARRANT PURCHASE AGREEMENT
                      -----------------------------------

     SECOND AMENDMENT AND WAIVER, dated as of April 12, 2000 (this "Amendment"),
                                                                    ---------
to the Note and Warrant Purchase Agreement referred to below by and among EASYRIDERS, INC. (the "Parent"), PAISANO PUBLICATIONS, INC. (as successor by
                       ------
merger with Easyriders Sub II, Inc.) (the "Company") and NOMURA HOLDING AMERICA
                                           -------
INC. (the "Purchaser").
           ---------
                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the Parent, the Company and the Purchaser are parties to that certain Note and Warrant Purchase Agreement, dated as of September 23, 1998 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the "Note Purchase Agreement");
             -----------------------

     WHEREAS, the Purchaser has agreed to amend certain provisions of, and to waive certain violations of, the Note Purchase Agreement, in the manner, and on the terms and conditions, provided for herein;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions. Capitalized terms not otherwise defined herein shall have
          -----------
the meanings ascribed to them in the Note Purchase Agreement.

     2.   Amendments. The Note Purchase Agreement is hereby amended as of the
          ----------
Amendment Effective Date (as hereinafter defined) as follows:

     (a)  The definition of "Capital Expenditures" set forth in Section 1.1 of
                             --------------------
the Note Purchase Agreement is hereby amended by inserting at the end thereof the following new sentence:

     "For purposes of Section 10.18(e), in the case of any fiscal quarter ending on a date earlier than December 31, 2000, the Capital Expenditures made during the period of four consecutive fiscal quarters then ended shall be determined on the basis of a pro forma calculation as follows: (1) for the fiscal quarter ending March 31, 2000, the pro forma Capital Expenditures shall equal the actual Capital Expenditures for such quarter (the "First Quarter Capital Expenditures") multiplied by four; (2) for the fiscal quarter ending June 30, 2000, the pro forma Capital Expenditures for the period of four consecutive fiscal quarters then ended shall equal the sum of the actual Capital Expenditures for such fiscal quarter plus three times the First Quarter Capital Expenditures; and (3) for the fiscal quarter ending September 30, 2000, the pro forma Capital Expenditures for the period of four consecutive fiscal quarters then ended shall equal the sum of the actual Capital Expenditures for such fiscal quarter, plus the actual Capital Expenditures for the fiscal quarter ending June 30, 2000, plus two times the First Quarter Capital Expenditures."

          (b)  The definition of "Consolidated EBITDA" set forth in Section 1.1
                                  -------------------
of the Note Purchase Agreement is hereby amended by inserting at the end thereof the following new sentence:

     "For purposes of Sections 10.18(c), (d) and (e), in the case of any fiscal quarter ending on a date earlier than December 31, 2000, the Consolidated EBITDA for the period of four consecutive fiscal quarters then ended shall be determined on the basis of a pro forma calculation as follows: (1) for the fiscal quarter ending March 31, 2000, the pro forma Consolidated EBITDA shall equal the actual Consolidated EBITDA for such quarter (the "First Quarter Consolidated EBITDA") multiplied by four; (2) for the fiscal quarter ending June 30, 2000, the pro forma Consolidated EBITDA for the period of four consecutive fiscal quarters then ended shall equal the sum of the actual Consolidated EBITDA for such fiscal quarter plus three times the First Quarter Consolidated EBITDA; and (3) for the fiscal quarter ending September 30, 2000, the pro forma Consolidated EBITDA for the period of four consecutive fiscal quarters then ended shall equal the sum of the actual Consolidated EBITDA for such fiscal quarter, plus the actual Consolidated EBITDA for the fiscal quarter ending June 30, 2000, plus two times the First Quarter Consolidated EBITDA."

          (c)  The definition of "Consolidated Interest Expense" set forth in
                                  -----------------------------
Section 1.1 of the Note Purchase Agreement is hereby amended by inserting at the end thereof the following new sentence:

     "For purposes of Section 10.18(e), in the case of any fiscal quarter ending on a date earlier than December 31, 2000, the Consolidated Interest Expense for the period of four consecutive fiscal quarters then ended shall be determined on the basis of a pro forma calculation as follows: (1) for the fiscal quarter ending March 31, 2000, the pro forma Consolidated Interest Expense shall equal the actual Consolidated Interest Expense for such quarter (the "First Quarter Consolidated Interest Expense") multiplied by four; (2) for the fiscal quarter ending June 30, 2000, the pro forma Consolidated Interest Expense for the period of four consecutive fiscal quarters then ended shall equal the sum of the actual Consolidated Interest Expense for such fiscal quarter plus three times the First Quarter Consolidated Interest Expense; and (3) for the fiscal quarter ending September 30, 2000, the pro forma Consolidated Interest Expense for the period of four consecutive fiscal quarters then ended shall equal the sum of the actual Consolidated Interest Expense for the fiscal quarter, plus the actual Consolidated Interest Expense for the fiscal quarter ending
     June 30, 2000, plus two times the First Quarter Consolidated Interest Expense."

          (d) Section 10.18(a) of the Note Agreement is hereby amended by deleting the text "(w) for the fiscal quarter ended March 31, 1999, $1,100,000,
(x) for the fiscal quarter ended June 30, 1999, $1,200,000, (y) for the fiscal quarter ended September 30, 1999, $2,000,000, and (z) for the fiscal quarter ended December 31, 1999 and for each fiscal quarter thereafter, $4,500,000" appearing therein and inserting in lieu thereof the next text "$3,200,000."

          (e) Section 10.18(b) of the Note Purchase Agreement is hereby amended by deleting the amount "$22,500,000" appearing therein and inserting in lieu thereof the amount "$16,000,000".

          (f) Section 10.18(c) of the Note Purchase Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 10.18(c):

          "(c) Maintenance of Leverage Ratio. The Company shall not permit the
               -----------------------------
     ratio of (i) Consolidated Total Indebtedness (other than the Subordinated Seller Notes) as of each date set forth below to (ii) Consolidated EBITDA, of the Paisano Group for the four consecutive fiscal quarters of the Paisano Group ended on such date to exceed the corresponding amount set forth opposite such date:


           Fiscal Quarter Ended:            Ratio
           --------------------             -----

          March 31, 2000                    12.0:1.00
          June 30, 2000                      9.5:1.00
          September 30, 2000                 8.0:1.00
          December 31, 2000                  7.0:1.00
          March 31, 2001                     3.1:1.00
          June 30, 2001                      3.0:1.00
          September 30, 2001                 3.0:1.00

          (g) Section 10.18(d) of the Note Purchase Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 10.18(d):

          "(d) Minimum Consolidated EBITDA. The Company shall not permit the
               ---------------------------
     Consolidated EBITDA of the Paisano Group, measured as of each date set forth below for the period of four consecutive full fiscal quarters of the Paisano Group ended on such date, to be less than the corresponding amount set forth opposite such date:

             Measuring Date               Amount
             --------------               ------

             March 31, 2000             $2,000,000
             June 30, 2000              $2,500,000
             September 30, 2000         $3,000,000
             December 31, 2000          $3,500,000
             March 31, 2001             $7,000,000
             June 30, 2001              $7,400,000
             September 30, 2001         $7,800,000

          (h) Section 10.18(e) of the Note Purchase Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 10.18(e):

          (e)  Maintenance of Interest Coverage Ratio. The Company will not
               --------------------------------------
    permit the ratio of (i) Consolidated EBITDA less Capital Expenditures made during any period of determination, in each case, of the Paisano Group to
    (ii) Consolidated Interest Expense of the Paisano Group, measured as of each date set forth below for the period of four consecutive full fiscal quarters of the Paisano Group ended on such date, to be less than the ratio set forth opposite such date:

    Fiscal Quarter Ended              Ratio
    --------------------              -----

    March 31, 2000                  0.70:1.00
    June 30, 2000                   0.85:1.00
    September 30, 2000              1.05:1.00
    December 31, 2000               1.15:1.00
    March 31, 2001                  3.50:1.00
    June 30, 2001                   3.50:1.00
    September 30, 2001              3.50:1.00

          3.  Waiver. The Purchaser hereby waives all Events of Default
              ------
resulting solely out of (x) the failure of the Company to comply with Sections 10.18(c), (d) and (e) of the Note Purchase Agreement for the period ended September 30, 1999, and (y) the failure of the Company to comply with Sections 10.10, 10.11 and 10.18(a), (b), (c), (d) and (e) of the Note Purchase Agreement for the period ended December 31, 1999.

          4.  Representations and Warranties. To induce the Purchaser to enter
              ------------------------------
into this Amendment, each of the Parent and the Company, jointly and severally, hereby represents and warrants to the Purchaser that:

          (a)  Corporate Power. The execution, the delivery and performance of
               ---------------
this Amendment are within its corporate power and have been duly authorized by all necessary corporate and shareholder action.

          (b)  Due Execution and Delivery. This Amendment has been duly executed
               --------------------------
and delivered by or on behalf of each of the Parent and the Company.

          (c)  Binding Effect. This Amendment constitutes a legal, valid and
               --------------
binding obligation of each of the Parent and the Company enforceable against such Person, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (d)  No Defaults. No Default or Event of Default has occurred and is
               -----------
continuing after giving to the waivers set forth in Section 3 hereof.

          (e)  Representations and Warranties True. Except as modified by the
               -----------------------------------
Disclosure Schedules attached hereto, the representations and warranties of the Parent and the Company contained in the Note Purchase Agreement and each other Note Document (including without limitation the Note Documents delivered pursuant to this Amendment) shall be true and correct on and as of the Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

          5.   Outstanding Indebtedness: Waiver of Claims. Each of the Parent
               ------------------------------------------
and the Company hereby acknowledges and agrees that as of March 31, 2000 the aggregate outstanding principal amounts of the Revolving Notes and the Term Notes are $4,700,000 and $16,295,588, respectively, and that such principal amounts are payable pursuant to the Note Purchase Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Each of the Parent and the Company hereby waives, releases, remises and forever discharges the Purchaser and each other Indemnitee from any and all actions, causes of action, suits, losses, liabilities and damages of any kind or character, known or unknown, which either the Parent or the Company ever had, now has or might hereafter have against the Purchaser or any other Indemnitee which relates, directly or indirectly, to any acts or omissions of the Purchaser or any other Indemnitee on or prior to the date hereof.

          6.   Effectiveness. This Amendment shall become effective as of April
               -------------
12, 2000 (the "Amendment Effective Date") only upon satisfaction in full in the
               ------------------------
judgement of the Purchaser of each of the following conditions on or prior to April 14, 2000:

          (a)  Amendment. The Purchaser shall have received four (4) original
               ---------
copies of this Amendment duly executed and delivered by the Parent and the Company.

          (b)  Representations and Warranties True. The representations and
               -----------------------------------
warranties of the Parent and the Company contained in this Amendment shall be true and correct on and as of the Amendment Effective Date.

          (c)  Proceedings Satisfactory. All corporate and other proceedings
               ------------------------
taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser and its special counsel, and the Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request, including:

               (i) certified copies of resolutions of the Board of Directors of the Parent and the Company authorizing the execution, delivery and performance of this Amendment and the Second Amendment to Warrant; and

               (ii) certificates as to the incumbency and signatures of each of the officers of the Parent and the Company who shall execute this Amendment and the Second Amendment to Warrant on behalf of such Person.

          (d)  Fees. On or before the Amendment Effective Date, the Company
               ----
shall have paid to the Purchaser all costs and expenses owing in connection with the preparation of this Amendment (including, without limitation, any legal fees and expenses.)

          (e)  Amendment to Warrant. The Purchaser shall have received four (4)
               --------------------
original copies of the Second Amendment to Warrant, in the form attached hereto as Exhibit A, duly executed by the Parent and the Purchaser.

          7.   No Other Amendments/Waivers. Except as expressly modified in
               ---------------------------
Section 2 hereof, the Note Purchase Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. In addition, except as expressly provided in Section 3 hereof, this Amendment shall not be deemed a waiver of any term or condition of the Note Purchase Agreement or any Note Document and shall not be deemed to prejudice any right or rights which the Purchaser may now have or may have in the future under or in connection with the Note Purchase Agreement or any Note Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          8.   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND
               -------------
INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          9.   Counterparts. This Amendment may be executed by the parties
               ------------
hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                  EASYRIDERS, INC.

                                  By:  /s/ J. Robert Fabregas
                                     ---------------------------------
                                     Name:  J. Robert Fabregas
                                     Title: Chief Financial Officer

                                  PAISANO PUBLICATIONS, INC. (as
                                  successor by merger with EASYRIDERS
                                  SUB II, INC.)


                                  BY:  /s/ Robert J. Davis
                                     ----------------------------------
                                     Name:  Robert J. Davis
                                     Title: Treasurer


                                  NOMURA HOLDING AMERICA INC.

                                  By:  /s/ Joseph R. Schmuckler
                                     ----------------------------------
                                     Name:  Joseph R. Schmuckler
                                     Title: Chief Operating Officer


Each of the undersigned hereby acknowledges and consents to the amendments, consents and waivers to the Note Purchase Agreement effected by this Amendment and hereby confirms and agrees that its obligations under the Note Documents shall continue without any diminution thereof and shall remain in full force and effect without amendment or modification on and after the effectiveness of this Amendment.

ACKNOWLEDGED, CONSENTED and
AGREED to as of the date first written above.


EASYRIDERS OF COLUMBUS, INC.

By:  /s/ Robert J. Davis
   --------------------------------
   Name:  Robert J. Davis
   Title: Treasurer


EASYRIDERS FRANCHISING, INC.

By:  /s/ Robert J. Davis
   --------------------------------
   Name:  Robert J. Davis
   Title: Treasurer


TERESI, INC.

By:  /s/ Robert J. Davis
   --------------------------------
   Name:  Robert J. Davis
   Title: Treasurer


BROS CLUB, INC.

By:  /s/ Robert J. Davis
   --------------------------------
   Name:  Robert J. Davis
   Title: Treasurer

ASSOCIATED RODEO RIDERS ON WHEELS

By:  /s/ Robert J. Davis
   --------------------------------
   Name:  Robert J. Davis
   Title: Treasurer

                                                                       EXHIBIT A

                          SECOND AMENDMENT TO WARRANT
                          ---------------------------

     THIS SECOND AMENDMENT, dated as of April 12, 2000 (this "Amendment"), to
                                                              ---------
the Warrant referred to below by and between EASYRIDERS, INC., a Delaware corporation (the "Issuer"), and NOMURA HOLDING AMERICA INC., a Delaware
                  ------
corporation (the "Holder").
                  ------

                              W I T N E S S E T H
                              - - - - - - - - - -
     WHEREAS, the Issuer has executed a Warrant to Purchase Shares of Common Stock, dated September 23, 1998 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the "Warrant"), in favor of the
                                                 -------
Holder; and

     WHEREAS, the Holder has agreed to amend the Warrant in the manner, and on the terms and conditions, provided for herein.

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

     1.  Definitions.  Capitalized terms not otherwise defined herein shall have
         -----------
the meanings ascribed to them in the Warrant.

     2.  Amendment.  The definition of "Warrant Price" set forth in Section 7
         ---------                      -------------
of the Warrant is hereby amended and restated in its entirety to read as follows:

     "Warrant Price" means the lesser of (x) $1.625 and (y) the lowest Three Day Average (as defined below) prior to such date, in each case, subject to such other prices as shall result from the adjustments specified in Section 4 hereof. The term "Three Day Average" means, for any day, the average of the daily market prices (determined in accordance with the definition of "Current Market Price" herein; provided if at any time the Common Stock is
                                    --------
     not listed on any domestic exchange or quoted in the domestic over-the-counter-market "daily market prices" shall be the Current Market Price as defined in the last four sentences of the definition of "Current Market Price" herein) of the Common Stock for the period of three (3) consecutive trading days ending one day preceding such date."

     3.  No Other Amendments. Except as expressly provided herein, (i) the
         -------------------
Warrant shall be unmodified and shall continue to be in full force and effect in accordance with its terms, and (ii) this Amendment shall not be deemed a waiver of any term or condition of the Warrant and shall not be deemed to prejudice any right or rights which the Holder may now have or may have in the future under or in connection with the Warrant or the Registration Rights Agreement, as the same may be amended from time to time.

          4.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          5.   Counterparts.  This Amendment may be executed by the parties
               ------------
hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one the same instrument.

                           (SIGNATURE PAGE FOLLOWS)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                               Issuer:
                                               ------

                                               EASYRIDERS, INC.


                                               By: /s/ J. Robert Fabregas
                                                  ------------------------------
                                                  Name: J. Robert Fabregas
                                                  Title: EVP & CFO


                                               Holder:
                                               ------

                                               NOMURA HOLDING AMERICA INC.

                                               By: /s/ Joseph R. Schmuckler
                                                  ------------------------------
                                                  Name: Joseph R. Schmuckler
                                                  Title: Chief Operating Officer